EXHIBIT 10(bb)


Mr. David Popkin        February 23, 1995
Bank of Boston
127 Church Street
Exchange Street
New Haven, CT 06510

Dear David:

I would like to confirm our discussion regarding my letter dated April 27, 1994 proposing a change in the Revolving Credit Agreement fee structure. The changes we discussed would amend
Section 7 entitled Fees. The new commitment fee would be computed at a rate per annum of .125 of 1% on the average daily unused portion of the commitment for each day during which any unused portion exists. This will replace the current fee of .225 or 1%. The utilization fee of .075 of 1% will be eliminated and the closing fee of $7,500 was a one time fee paid to the banks at the initial closing and is not paid again upon renewal.

As a matter of formality, please verify your acceptance of the new fee structure by signing in the space provided below and return to me at your earliest convenience.

Sincerely,



Janet M. Hansen
Senior Vice President,
Chief Financial Officer
and Treasurer

Accepted:  Bank of Boston Connecticut

By:               --------------------------

Title:            --------------------------

Date:

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Ms. Susan Elias         February 23, 1995
Shawmut Bank Connecticut
850 Main Street
Bridgeport, CT  06601

Dear Sue:

I would like to confirm our discussion regarding my letter dated April 27, 1994 proposing a change in the Revolving Credit Agreement fee structure. The changes we discussed would amend
Section 7 entitled Fees. The new commitment fee would be computed at a rate per annum of .125 of 1% on the average daily unused portion of the commitment for each day during which any unused portion exists. This will replace the current fee of .225 or 1%. The utilization fee of .075 of 1% will be eliminated and the closing fee of $7,500 was a one time fee paid to the banks at the initial closing and is not paid again upon renewal.

As a matter of formality, please verify your acceptance of the new fee structure by signing in the space provided below and return to me at your earliest convenience.

Sincerely,



Janet M. Hansen
Senior Vice President,
Chief Financial Officer
and Treasurer

Accepted:  Shawmut Bank Connecticut

By:               --------------------------

Title:            --------------------------

Date:


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Mr. Jeffrey G. Chase    February 23, 1995
Vice President
NatWest USA Connecticut Corporation
383 Main Avenue
Norwalk, CT 06851

Dear Jeff:

I would like to confirm our discussion regarding my letter dated April 27, 1994 proposing a change in the Revolving Credit Agreement fee structure. The changes we discussed would amend
Section 7 entitled Fees. The new commitment fee would be computed at a rate per annum of .125 of 1% on the average daily unused portion of the commitment for each day during which any unused portion exists. This will replace the current fee of .225 or 1%. The utilization fee of .075 of 1% will be eliminated and the closing fee of $7,500 was a one time fee paid to the banks at the initial closing and is not paid again upon renewal.

As a matter of formality, please verify your acceptance of the new fee structure by signing in the space provided below and return to me at your earliest convenience.

Sincerely,



Janet M. Hansen
Senior Vice President,
Chief Financial Officer
and Treasurer

Accepted:  NatWest USA Connecticut Corporation

By:               --------------------------

Title:            --------------------------

Date:

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

Mrs. Deborah Breslof    February 23, 1995
Mellon Financial Services
Raritan Plaza/Raritan Center
Edison, NJ  08837

Dear Debbie:

I would like to confirm our discussion regarding my letter dated April 27, 1994 proposing a change in the Revolving Credit Agreement fee structure. The changes we discussed would amend
Section 7 entitled Fees. The new commitment fee would be computed at a rate per annum of .125 of 1% on the average daily unused portion of the commitment for each day during which any unused portion exists. This will replace the current fee of .225 or 1%. The utilization fee of .075 of 1% will be eliminated and the closing fee of $7,500 was a one time fee paid to the banks at the initial closing and is not paid again upon renewal.

As a matter of formality, please verify your acceptance of the new fee structure by signing in the space provided below and return to me at your earliest convenience.

Sincerely,



Janet M. Hansen
Senior Vice President,
Chief Financial Officer
and Treasurer

Accepted:  Mellon Financial Services

By:               --------------------------

Title:            --------------------------

Date:

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

Mr. Gerald M. Daniello  February 23, 1995
Vice President
Chase Manhattan Bank of CT
Corporate Banking
999 Broad Street
Bridgeport, CT  06604

Dear Gerry:

I would like to confirm our discussion regarding my letter dated April 27, 1994 proposing a change in the Revolving Credit Agreement fee structure. The changes we discussed would amend
Section 7 entitled Fees. The new commitment fee would be computed at a rate per annum of .125 of 1% on the average daily unused portion of the commitment for each day during which any unused portion exists. This will replace the current fee of .225 or 1%. The utilization fee of .075 of 1% will be eliminated and the closing fee of $7,500 was a one time fee paid to the banks at the initial closing and is not paid again upon renewal.

As a matter of formality, please verify your acceptance of the new fee structure by signing in the space provided below and return to me at your earliest convenience.

Sincerely,

Janet M. Hansen
Senior Vice President,
Chief Financial Officer
and Treasurer

Accepted:  Chase Manhattan Bank of Connecticut

By:               --------------------------

Title:            --------------------------

Date:
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